SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

SOURCE CAPITAL

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOURCE CAPITAL

235 West Galena Street

Milwaukee, Wisconsin 53212

April 7, 2025

Dear Shareholder:

We are writing to inform you of the Annual Meeting of Shareholders (the “Meeting”) of Source Capital (the “Trust”) scheduled to be held at 10:00 a.m. Pacific Time on May 30, 2025, at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740. A Notice of Annual Meeting of Shareholders, Proxy Statement regarding the Meeting, Proxy Card for your vote, and postage-paid envelope in which to return your Proxy Card are enclosed.

As a shareholder of the Trust, you are being asked to vote on the election of five (5) Trustee nominees (the “Nominees”), all of whom currently serve as Trustees of the Trust. The Trust’s Board of Trustees (the “Board”) has reviewed the qualifications and background of each of the Nominees and believes that they are experienced in overseeing an investment company, are familiar with the Trust and its investment adviser, and that their election is in the Trust’s best interests.

The Board unanimously recommends that you vote “FOR” the proposal. The proposal is discussed in more detail in the Proxy Statement, which you should read carefully.

Please exercise your right to vote by completing, dating and signing the enclosed Proxy Card or voting by telephone or Internet as described herein. A self-addressed, postage-paid envelope has been enclosed for your convenience.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Trust.

Respectfully,

Diane J. Drake

Diane J. Drake

Secretary

SOURCE CAPITAL

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 30, 2025

To the Shareholders of Source Capital:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of Source Capital (the “Trust”) will be held at 10:00 a.m. Pacific Time on May 30, 2025, at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740 for the following purposes:

1.	To elect five (5) Trustee nominees (the “Nominees”) to the Board of Trustees of the Trust (the “Board”) (Proposal 1);

2.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponements(s) thereof.

The Board has fixed the close of business on April 2, 2025, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournment(s) or postponement(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to vote by telephone, by Internet, or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MAY 30, 2025: This Notice, the Proxy Statement and the Proxy Card are available on the Internet free of charge at https://vote.proxyonline.com/fpa/docs/sourcecapital2025.pdf .

By order of the Board,

Diane J. Drake

Diane J. Drake

Secretary

SOURCE CAPITAL

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 30, 2025

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” and each member of the Board, a “Trustee”) of Source Capital (the “Trust”) for voting at the Annual Meeting of Shareholders (the “Meeting”) of the Trust to be held at 10:00 a.m. (Pacific time) on May 30, 2025, at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740, and at any and all adjournments or postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being mailed to shareholders on or about April 9, 2025.

At the Meeting, shareholders of the Trust will be asked to vote on the following proposal:

(1)       The election of five (5) nominees (the “Nominees”) to the Board of the Trust (the “Proposal”).

The Board knows of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the persons named on the Proxy Card enclosed will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote; Cumulative Voting Rights of Trustee Elections

The Board has fixed the close of business on April 2, 2025, as the record date (the “Record Date”) for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting, and at any adjournment(s) or postponement(s) thereof. Shareholders of the Trust are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. On the Record Date, there were 8,226,191 shares of common stock of the Trust outstanding.

With respect to the Proposal, each shareholder with voting power at the Meeting shall be entitled to cast a number of votes equal to the number of shares owned multiplied by the number of Trustees to be elected, and each shareholder may cast the whole number of votes for one Nominee or distribute such votes among Nominees as such shareholder chooses. Unless otherwise instructed, the persons named on the Proxy Card enclosed as proxies, or any of them, intend to vote “FOR” the five Nominees named in this Proxy Statement, reserving the right, however, to cumulate such votes and distribute them among Nominees at their discretion.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing, and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail, virtual means or in person, will be paid by the Trust. EQ Fund Solutions has been retained for proxy solicitation services, including print, mail, and tabulation services, as well as the facilitation of mail, telephone and internet voting, at an anticipated cost of approximately $35,000 which will be borne by the Trust. The Trust will reimburse banks, brokers, and other persons holding the Trust’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Trust before the Meeting or by voting in person at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Required Vote

A quorum of shareholders is required to take action at the Meeting. A quorum is present to transact business if the holders of a majority of the outstanding shares of the Trust entitled to vote on the Proposal are present in person or by proxy, but any lesser number shall be sufficient for adjournments. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

The Proposal requires the affirmative vote of a plurality of all outstanding votes of the Trust represented in person or by proxy, provided that a quorum is present. An affirmative vote of a plurality means that the person receiving the highest number of affirmative votes “FOR” will be elected. Since the number of Nominees equals the number of Trustees to be elected, a Nominee receiving any votes will be elected.

All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, “FOR” the Proposal as described in this Proxy Statement.

In determining whether shareholders, present in person or represented by proxy at the Meeting, have approved the Proposal, abstentions and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election.

Adjournment

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies. The affirmative vote of a majority of the outstanding shares of the Trust represented in person or by proxy at the Meeting and entitled to vote thereon will be sufficient for an adjournment. An adjournment may be held within a reasonable time after the date set for the Meeting without the necessity of further notice other than announcement at the Meeting of the date, time and place of the reconvened Meeting. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Trust. Please take the time to read the Proxy Statement, and then cast your vote.

You may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by accessing https://vote.proxyonline.com/fpa/docs/sourcecapital2025.pdf. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the proxy card and return it in the enclosed postage-paid reply envelope.  Please do not return your Proxy Card if you vote by telephone or Internet.  To vote at the Meeting, attend the Meeting and cast your vote. The Meeting will be held at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740.

The following documents containing additional information about the Trust, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Proxy Statement:

●	The Annual Financial Statements for the fiscal year ended December 31, 2024, included in the Trust’s report on Form N-CSR as filed with the SEC on March 26, 2025 (Accession No. 0001104659-25-028165); and

●	The Semi-Annual Report for the period ended June 30, 2024, included in the Trust’s report on Form N-CSR as filed with the SEC on September 6, 2024 (Accession No. 0001104659-24-097654).

The Trust will furnish, without charge, copies of these documents to any shareholder requesting such documents. Requests for an Annual or Semi-Annual Report should be made in writing to First Pacific Advisors, LP (“FPA” or the “Adviser”), at 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245, by accessing the Trust’s website at fpa.com or by calling 1-800-982-4372 ext. 5419. To avoid sending duplicate copies of materials to households, please note that only one Annual or Semi-Annual report or Proxy Statement, as applicable, may be delivered to two or more shareholders of the Trust who share an address, unless the Trust has received instructions to the contrary.

PROPOSAL 1 — ELECTION OF THE BOARD

Background

Currently, the Board of the Trust is comprised of the following individuals: Sandra Brown, Robert F. Goldrich, John Zader, J. Richard Atwood and Maureen Quill. Each of the existing Trustees, with the exception of Mr. Atwood and Ms. Quill, are not “interested person(s)” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Trustees”). On January 23, 2025, the Board determined to nominate each of the existing Trustees of the Trust for election by shareholders at the Meeting. Sandra Brown, Robert F. Goldrich, John Zader, J. Richard Atwood and Maureen Quill are each referred to herein as a “Nominee” and collectively, as the “Nominees.” All of the Nominees have consented to serving as Trustees of the Trust if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Board. Each Nominee, if elected, will hold office until their successors are duly elected and qualified. Mr. Atwood intends to resign as a Trustee of the Trust by April 30, 2026. Following Mr. Atwood’s resignation, the Board of the Trust will continue to be comprised of a majority of Independent Trustees.

Nominee Information

The Trust’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Trust achieve its investment objective while acting in the best interests of the Trust’s shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular Nominee’s financial and business experience gives them the qualifications and skills to serve as a Trustee.

Information about the Nominees, including their business addresses, year of birth and principal occupations during the past five years, and other current Trusteeships, are set forth in the table below. A Nominee is deemed to be “independent” to the extent the individual is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Address, Year of Birth and Position(s) held with Trust	Year First Elected/ Appointed as Trustee of the Trust	Principal Occupation During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Trusteeships Held by Trustee or Nominee

Independent Trustee Nominees:
Sandra Brown(1) Born 1955 Trustee	2016	Consultant (2009 – present); formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999 – 2009); President, Transamerica Securities Sales Corp. (1998 – 2009); Vice President, Bank of America Mutual Fund Administration (1990 – 1998); and Trustee of Bragg Capital Trust (2020 – 2023).	8	Investment Managers Series Trust III.

Name, Address, Year of Birth and Position(s) held with Trust	Year First Elected/ Appointed as Trustee of the Trust	Principal Occupation During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Trusteeships Held by Trustee or Nominee
Robert F. Goldrich(1) Born 1962 Trustee	2022	President of WireFox LLC (2022 – present); SVP Strategies Initiative of CMW Strategies (2022 – 2024); President/CFO of the Leon Levy Foundation (2014 – 2022); Director/Trustee of each FPA Fund since 2022 (Bragg Capital Trust 2022 - 2023).	8	Investment Managers Series Trust III.
John P. Zader(1) Born 1961 Trustee	2023	Retired (June 2014 – present); formerly, CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator (December 2006 – June 2014); and President, Investment Managers Series Trust (December 2007 – June 2014).	8	Investment Managers Series Trust II and Investment Managers Series Trust III.
Interested Trustee Nominees:
J. Richard Atwood(1), (3) Born 1960 Trustee	2016	Retired (January 2025 – present); Formerly, Director and President of FPA GP, Inc., the General Partner of the Adviser (2018 – 2024) and Managing Partner of FPA (2000 – 2024); Director/Trustee of each FPA Fund since 2016. President of each FPA Fund (2016 – 2023).	8	Investment Managers Series Trust III.

Name, Address, Year of Birth and Position(s) held with Trust	Year First Elected/ Appointed as Trustee of the Trust	Principal Occupation During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee(2)	Other Trusteeships Held by Trustee or Nominee
Maureen Quill(1), (4) Born 1963 Trustee	2023	President, Investment Managers Series Trust III (since July 2023); President, Source Capital (since July 2023); President, Investment Managers Series Trust (since June 2014); EVP/Executive Trustee Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); and Vice President, Investment Managers Series Trust (2013 – 2014).	8	Investment Managers Series Trust and Investment Managers Series Trust III.

(1)	The address for each Trustee is 235 West Galena Street, Milwaukee, Wisconsin 53212.

(2)	Each Trustee serves as a Trustee of the Trust and Investment Managers Series Trust III (“IMST III”). IMST III is comprised of multiple series managed by unaffiliated investment advisors. FPA, investment adviser to the Trust, also serves as investment adviser to the following series of IMST III: (i) FPA Crescent Fund, (ii) FPA New Income Fund, (iii) FPA Flexible Fixed Income Fund, (iv) FPA Queens Road Small Cap Value Fund, (v) FPA Queens Road Value Fund, (vi) FPA Global Equity ETF and (vii) FPA Short Duration Government ETF (collectively, the “FPA Funds”). The FPA Funds do not hold themselves out as related to any other series within IMST III for purposes of investment and investor services. The Trust and FPA Funds are referred together as the “Fund Complex.”

(3)	Mr. Atwood is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his former position with the Adviser.

(4)	Ms. Quill is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her affiliation with UMB Fund Services, Inc.

The Board and Its Leadership Structure

The Board has general oversight responsibility with respect to the Trust’s business and affairs. All Trust operations are overseen by the Trust’s Board, which meets at least quarterly. The Board is currently composed of five Trustees: Sandra Brown (Independent Trustee), Robert F. Goldrich (Independent Trustee), John Zader (Independent Trustee), J. Richard Atwood (Interested Trustee) and Maureen Quill (Interested Trustee). The Board holds executive sessions (with and without partners of the Adviser) in connection with its regularly scheduled Board meetings. The Audit Committee of the Board meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee of the Board meets at least twice a year at regularly scheduled meetings. The Independent Trustees have retained “independent legal counsel,” as that term is defined in the rules under the 1940 Act.

The Board has appointed Mr. Zader to serve in the role of Chairman. The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Trustees and with Trust officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations, among other matters. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.

The Trust’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have strong knowledge of business and financial matters and are committed to helping the Trust achieve its investment objective while acting in the best interests of the Trust’s shareholders. Several members of the Board have had a long and continued service with the Trust. As noted in the Nominee Information Table above, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Nominee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee.

The Board has also appointed a chief compliance officer (“CCO”) for the Trust. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date. Additionally, the CCO presents an annual written report to the Board evaluating the Trust’s compliance policies and procedures. The Board expects the CCO to report any material compliance risk, should it arise, to the Board.

Shareholders wishing to communicate with the Board may do so by sending a written communication to Diane J. Drake, Secretary of the Trust, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

During the fiscal year ended December 31, 2024, the Board held four meetings. Each Trustee attended all of the meetings of the Board and all of the meetings held by all Committees of the Board on which they served.

Risk Oversight. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Trust’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, representatives of the Adviser meet regularly with the Board to discuss portfolio performance, including investment risk, trading and the impact of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s objectives. As a result of the foregoing and other factors, the ability of the Trust’s service providers, including the Adviser, to eliminate or mitigate risks is subject to limitations.

Standing Committees of the Board

The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Board has designated Ms. Brown and Messrs. Goldrich and Zader as the current members of the Audit Committee of the Board. All members of the Audit Committee are “independent” with respect to the Trust, as that term is defined in the applicable listing standards of the NYSE. No member of the Audit Committee is considered an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board concerning the selection of the Trust’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by the Trust, the engagement has been approved by the Audit Committee. The Audit Committee met four times during the last fiscal year. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is available on the Trust’s website, https://fpa.com/funds/overview/source-capital (see Related Documents/Fund Literature), and is available without charge, upon request, by calling (800) 982-4372 ext. 5419. The Audit Committee Report relating to the audit of the Trust’s financial statements for the fiscal year ended December 31, 2024, is attached hereto as Appendix A.

The Board has designated Ms. Brown and Messrs. Goldrich and Zader as the current members of the Nominating and Governance Committee. All members of the Nominating and Governance Committee are “independent” as that term is defined in the applicable listing standards of the NYSE. No member is considered an “interested person” of the Trust within the meaning of the 1940 Act. The Nominating and Governance Committee recommends to the full Board nominees for election as Trustees of the Trust to fill vacancies on the Board, when and as they occur. In addition, the Nominating and Governance Committee periodically reviews issues such as the Board’s composition and compensation as well as other relevant issues, and recommends appropriate action, as needed, to the full Board. While the Nominating and Governance Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating and Governance Committee is within the sole discretion of the Nominating and Governance Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Trustees. The Nominating and Governance Committee met twice during the last fiscal year. The responsibilities of the Nominating and Governance Committee are set forth in the Nominating and Governance Committee Charter, which is available on the Trust’s website, https://fpa.com/funds/overview/source-capital (see Related Documents/Fund Literature), and is available without charge, upon request, by calling (800) 982-4372 ext. 5419.

The Nominating and Governance Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board. Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Trust, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating and Governance Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act and of the NYSE, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Corporate Governance

As noted above, the Trust has adopted a charter for both its Audit Committee and Nominating and Governance Committee. The Board has also adopted a Code of Ethics, which applies to, among others, the Trust’s officers and Trustees, as well as a Code of Ethics for Senior Executive and Financial Officers that applies to the Principal Executive Officer and Principal Financial Officer of the Trust. A copy of the Code of Ethics for Senior Executive and Financial Officers is available as an exhibit to Form N-CSR on the website of the SEC, www.sec.gov, or without charge, upon request, by calling (800) 982-4372 ext. 5419.

Section 16(a) Beneficial Ownership Compliance

The Trust’s Trustees and officers are required to file reports with the SEC and the NYSE concerning their ownership and changes in ownership of shares of the Trust’s common stock. Based on its review of such reports, the Trust believes that all filing requirements were met by its Trustees and officers during the fiscal year ended December 31, 2024.

Compensation of Nominees

No compensation is paid by the Trust to any officer or Trustee who is a Trustee, officer or employee of the Adviser or its affiliates. The following information relates to compensation paid to the Nominees for the fiscal year ended December 31, 2024. The Trust pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. The Trustees receive no pension or retirement benefits. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

The Trustees may elect to defer payment of their compensation pursuant to the non-qualified Deferred Compensation Plan which permits the Trustees to defer receipt of all or part of their compensation. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Name	Aggregate Compensation from the Trust	Total Compensation from Fund Complex
Independent Trustee Nominees
Sandra Brown	$8,131	$180,000
Robert F. Goldrich	$8,131	$180,000
John P. Zader	$8,582	$190,000
Interested Trustee Nominees
J. Richard Atwood	$0	$0
Maureen Quill	$0	$0

Trust Shares Owned by Nominees as of December 31, 2024

Name	Dollar Range of Trust Shares Owned	Aggregate Dollar Range of Shares Owned in the Fund Complex Overseen by Trustee
Independent Trustees
Sandra Brown	None	None
Robert F. Goldrich	None	None
John P. Zader	None	None
Interested Trustees
J. Richard Atwood	Over $100,000	Over $100,000
Maureen Quill	None	None

As of April 2, 2025, all officers and Trustees of the Trust as a group owned beneficially less than 1% of the outstanding shares of common stock of the Trust.

Executive Officers of the Trust

The following information relates to the executive officers of the Trust who are not Trustees of the Trust. Except for Mr. Leggio, each officer of the Trust also serves as an officer of Investment Managers Series Trust III.

Name, Address and Year of Birth	Position with the Trust	Year First Elected as Officer of the Trust	Principal Occupation(s) During the Past Five Years
Rita Dam(1) Born 1966	Treasurer	2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (2007 – present); and Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).
Diane J. Drake(1) Born 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (2015 – present); and Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).
Martin Dziura(2) Born 1959	Chief Compliance Officer	2023	Principal, Dziura Compliance Consulting, LLC (2014 – present); Managing Trustee, Cipperman Compliance Services (2010 – 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).
Ryan Leggio(3) Born 1980	Vice President	2024	Partner and Head of Distribution, First Pacific Advisors, LP (2011 – Present), Mutual Fund Analyst, Morningstar (2008 – 2011); and Associate Attorney, Clifford & Brown (2006 – 2008).
Max Banhazl(1) Born 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012 – present); and Managing Trustee, Marketing and Sales Trustee, Foothill Capital Management (2018 – 2022).
Korey Bauer(1) Born 1989	Vice President	2023	Vice President/Business Development, Mutual Fund Administration, LLC (2022 – present); Chief Investment Officer, Managing Trustee, and Portfolio Manager of Foothill Capital Management (2018 – 2022); Portfolio Manager, AXS Investments, LLC (2020 – 2022); and President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014 – 2018).

(1) The address for Ms. Dam, Ms. Drake, Mr. Banhazl, and Mr. Bauer is 2220 E. Route 66, Suite 226, Glendora, California 91740.

(2) The address for Mr. Dziura is 309 Woodridge Lane, Media, Pennsylvania 19063.

(3) The address for Mr. Leggio is 2101 East El Segundo Boulevard, Suite 301, El Segundo, California 90245.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

GENERAL INFORMATION

Investment Adviser

First Pacific Advisors, LP (“FPA:”), maintains its principal office at 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245. FPA is a Delaware limited partnership that, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Trust’s investment adviser since the Trust’s inception in 1968. No Independent Trustee owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

Co-Administrators

UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740, serve as the co-administrators to the Fund Complex.

Independent Registered Public Accounting Firm

The Board, including a majority of the Independent Trustees, has selected Tait, Weller & Baker LLP (“Tait Weller”) to serve as the Trust’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Tait Weller served as the independent registered public accounting firm for the Trust for the fiscal year ended December 31, 2024, and the fiscal year ended December 31, 2023. The reports of the financial statements, issued by Tait Weller for the Trust for the two most recent fiscal years ended December 31 in which Tait Weller served as the independent registered public accounting firm of the Trust, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

For the past two most recent fiscal years there were no disagreements between the Trust and Tait Weller on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of Tait Weller, would have caused Tait Weller to make reference to the subject matter of the disagreements in connection with the issuance of Tait Weller’s report on the financial statements of such periods. The Trust has requested that Tait Weller furnish it with a letter addressed to the SEC stating whether or not it agrees with the above comments.

Representatives of Tait Weller are expected to be present at the Meeting to be available to respond to any appropriate questions from shareholders.

Pre-Approval Policies and Procedures. The Audit Committee is required to pre-approve all audit and permissible non-audit services provided to the Trust in order to assure that they do not impair Tait Weller’s independence from the Trust. The pre-approval requirement will extend to all non-audit services provided to the Trust, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust; provided, however, that an engagement of Tait Weller to perform attest services for the Trust, the Adviser or its affiliates required by generally accepted auditing standards to complete the examination of the Trust’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deemed pre-approved if:

1.	Tait Weller informs the Audit Committee of the engagement,

2.	Tait Weller advises the Audit Committee at least annually that the performance of this engagement will not impair Tait Weller’s independence with respect to the Trust, and

3.	the Audit Committee receives a copy of Tait Weller’s report prepared in connection with such services.

The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. Under the pre-approval policies and procedures, the Audit Committee delegates specific pre-approval authority to the Audit Committee Chairman, provided that the estimated fee for any such proposed pre-approved service does not exceed $25,000 and that any pre-approval decisions are reported to the full Audit Committee at its next scheduled meeting.

Audit Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by Tait Weller to the Trust for the audit of the Trust’s annual financial statements or services normally provided by Tait Weller in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

Year Ended December 31, 2024	$28,000
Year Ended December 31, 2023	$27,000

Audit-Related Fees. There were no fees billed for the last two fiscal years ended December 31 for assurance and related services rendered by Tait Weller to the Trust that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under Audit Fees above.

There were no fees billed for the last two fiscal years for assurance and related services rendered by Tait Weller to the Adviser that are reasonably related to the performance of the audit of the Trust’s financial statements that were required to be pre-approved by the Audit Committee.

Tax Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by Tait Weller to the Trust for tax return preparation are set forth below.

Year Ended December 31, 2024	$3,000
Year Ended December 31, 2023	$3,000

There were no fees billed for the last two fiscal years for professional services rendered by Tait Weller to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee.

All Other Fees. The aggregate fees billed for the last two fiscal years ended December 31 for products and services provided by Tait Weller to the Trust are set forth below:

Year Ended December 31, 2024	$0
Year Ended December 31, 2023	$0

There were no fees billed for the last two fiscal years for products and services provided by Tait Weller to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Trust any such intention. Neither the proxy holders nor the management of the Trust are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Submission of Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Trust’s proxy statement and form of proxy for the 2026 annual meeting of shareholders should be received by the President of the Trust no later than December 1, 2025. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, after March 2, 2026, notice of a shareholder proposal is considered untimely and the Trust may solicit proxies in connection with the 2026 annual meeting that confer discretionary authority to vote on such shareholder proposals of which the Secretary of the Trust does not receive notice by March 2, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 30, 2025: The Trust’s proxy statement and annual report for the fiscal year ended December 31, 2024, are available free of charge at: https://vote.proxyonline.com/fpa/docs/sourcecapital2025.pdf.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Trust’s voting securities as of April 2, 2025.

Title of Class	Name and Address	Number of Shares	Percentage of Class
Common Stock	CHARLES SCHWAB & CO., INC. Phoenix, AZ 85016	1,823,282.00	22.16%
Common Stock	NATIONAL FINANCIAL SERVICES LLC Jersey City, NJ 07310	673,783	8.19%
Common Stock	WELLS FARGO CLEARING SERVICES LLC St. Louis, MO 63103	658,315	8.00%
Common Stock	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. Minneapolis, MN 55402	566,205	6.88%
Common Stock	APEX CLEARING CORPORATION Dallas, TX 75201	502,194	6.10%
Common Stock	MORGAN STANLEY SMITH BARNEY LLC Baltimore, MD 21231	461,277	5.61%

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, or affiliated person of such Nominee is a party adverse to the Trust or any of its affiliated persons or has a material interest adverse to the Trust or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, or executive officer of the Trust within the past ten years.

By Order of the Board,

Diane J. Drake

Diane J. Drake

Secretary

April 7, 2025

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

APPENDIX A

AUDIT COMMITTEE REPORT

To the Board of Trustees
of Source Capital:  February 28, 2025

Our Committee has reviewed and discussed with management of the Trust and Tait, Weller & Baker LLP (“Tait Weller”), the independent registered public accounting firm of Source Capital (the “Trust”) during the relevant period, the audited financial statements of the Trust as of December 31, 2024, and the financial highlights for the year then ended (the “Audited Financial Statements”). In addition, we have discussed with Tait Weller the matters required by Public Company Accounting Oversight Board (United States) Auditing Standards No. 16 regarding communications with audit committees.

The Committee also has received and reviewed the written disclosures and the letter from Tait Weller required by Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), and we have discussed with that firm its independence from the Trust and its adviser. We also have discussed with management of the Trust and the independent registered public accounting firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Trust’s internal controls and the financial reporting process. Tait Weller is responsible for performing an independent audit of the Trust’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of Tait Weller with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Trust’s Board of Trustees the inclusion of the Audited Financial Statements in the Trust’s Annual Report to Shareholders for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.

Audit Committee:

Sandra Brown, Chair
Robert F. Goldrich

John Zader

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]REG LINE1 REG LINE2 REG LINE3 REG LINE4 REG LINE5 SHAREHOLDER’S REGISTRATION PRINTED HERE *BOXES FOR TYPSETTING PURPOSES ONLY* SOURCE CAPITAL PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 30, 2025 The undersigned, revoking prior proxies, hereby appoints Rita Dam, Treasurer, and Diane Drake, Secretary and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders (the “Meeting”) of Source Capital (the “Fund”) to be held at the offices of Mutual Fund Administration LLC, 2220 East Route 66, Suite 226, Glendora, California 91740, on May 30, 2025 at 10:00 a.m. Pacific time or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your Proxy or about the Meeting in general, please call toll-free (800) 283-3192. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Proxy Card are available at: https://vote.proxyonline.com/fpa/docs/sourcecapital2025.pdf Please sign, date, and mail your Proxy Card in the envelope provided as soon as possible. VOTE BY PHONE Automated Touch-tone Voting Line – 24 Hours (888) 227-9349 Live Representative - Monday through Friday 9 a.m. to 10 p.m. EST. (800) 283-3192 PROXY CARD VOTE ON THE INTERNET Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. vote.proxyonline.com SIGN, DATE AND VOTE ON THE REVERSE SIDE VOTER PROFILE: Voter ID: 123456789 Security ID: 123456789 Household ID: 000000 VOTE REGISTERED TO: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 123456789101 VOTE BY MAIL Mail your signed and voted proxy back in the postage-paid envelope provided. Postage-Paid Envelope

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] SOURCE CAPITAL THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES. THE FUND’S BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” ALL PROPOSALS. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The Proxy will be voted in accordance with the Proxy holders’ discretion as to any other matters that may arise at the Meeting. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● INSTRUCTIONS: If you select “FOR ALL NOMINEES” or “WITHHOLD ALL” no further action is needed. To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill the circle next to each nominee you wish to withhold, as shown here: ● PROPOSALS: NOMINEES CUMULATE 1. Election of the Board: 1A Sandra Brown FOR ALL NOMINEES 1B Robert F. Goldrich 1C John P. Zader WITHHOLD ALL 1D J. Richard Atwood 1E Maureen Quill FOR ALL EXCEPT To cumulate your vote for one or more of the above nominee(s), write the number of votes to be given to such nominee(s) under the CUMULATE column to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark any circle. If you wish to cumulate your votes, you must vote by using the Proxy Card rather than voting by telephone or the internet. FOR AGAINST ABSTAIN 2. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof. ○ ○ ○ THANK YOU FOR VOTING. YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _____________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _____________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD